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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 22, 2004



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)




British Columbia, Canada              000-17082                              N/A
------------------------            ------------             -------------------
(Jurisdiction of                    (Commission                    (IRS Employer
Incorporation)                      File Number)             Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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ITEM 5.        OTHER EVENTS

               On April 22, 2004, QLT Inc. reported that its alliance partner, Novartis, announced global Visudyne(R) (verteporfin) sales of approximately US$101.1 million for the quarter ended March 31, 2004. This represents an increase of 23% over sales in the first quarter of 2003.

ITEM 7.        EXHIBITS


Exhibit
Number        Description
-------       -----------
99.1          Press release dated April 22, 2004





                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.






                                                                 QLT Inc.
                                                          ----------------------
                                                                    (Registrant)





Date       April 22, 2004                  /s/  Paul J. Hastings
      ---------------------------          -------------------------------------
                                                                     (Signature)
                                           President and Chief Executive Officer